                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                November 18, 2003


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)

                Louisiana                                1-12227                             72-1106167

    (State or other jurisdiction of            (Commission File Number)         (IRS Employer Identification No.)
            incorporation)

                  4171 Essen Lane, Baton Rouge, Louisiana 70809
              (Address of principal executive offices and zip code)

                                 (225) 932-2500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On November 18, 2003, The Shaw Group Inc. issued a press release that is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  99.1. Press Release dated November 18, 2003 - Shaw Receives Approval for Settlement of Claims in NRG Bankruptcy - The Company Also Receives Five-Year $175 Million Contract to Perform Maintenance Services for 26 NRG Sites.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE SHAW GROUP INC.
                                           (Registrant)

Date: November 19, 2003                 By:     /s/ Robert L. Belk
                                           -------------------------------------
                                           Robert L. Belk, Executive Vice
                                           President and Chief Financial Officer

                               THE SHAW GROUP INC.


                                  EXHIBIT INDEX

                                    Form 8-K
                                November 19, 2003

    Exhibit Number                             Description                                    Page No.
    --------------                             -----------                                    --------

         99.1                  Press Release dated November 18, 2003 - Shaw Receives
                               Approval for Settlement of Claims in NRG Bankruptcy -
                               The Company Also Receives Five-Year $175 Million
                               Contract to Perform Maintenance Services for 26 NRG Sites.


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